First Quarter 2026 Earnings Presentation April 30, 2026 Exhibit 99.2

2 1Q 2026 Key Highlights Net Revenues $6.1B Up 5% from $5.9B in 1Q25 Financial Performance 1Q26 Mission Performance 52% First-time homebuyers (Single-Family) $116B Liquidity provided to the mortgage market 380K Households helped to buy, refinance, or rent a home 93% Affordable to low-to-moderate income families (Multifamily) 52% Affordable to low-to-moderate income families (Single-Family) Net Income $3.6B Up 27% from $2.8B in 1Q25 Net Worth $74B Up from $70B as of 4Q25

$3.7T ($3.6T in 1Q25) Mortgage Portfolio 3 1Q 2026 Financial Summary $ Millions 1Q26 4Q25 Var ($) Var (%) 1Q25 Var ($) Var (%) Net revenues $6,133 $5,764 $369 6% $5,852 $281 5% (Provision) benefit for credit losses 320 (52) 372 NM (280) 600 NM Non-interest expense (2,022) (2,258) 236 10 (2,088) 66 3 Income before income tax expense 4,431 3,454 977 28 3,484 947 27 Income tax expense (873) (677) (196) (29) (690) (183) (27) Net income $3,558 $2,777 $781 28% $2,794 $764 27 % Total assets ($B) $3,505 $3,498 $7 — % $3,409 $96 3 % Net worth ($B) 73.9 70.4 3.5 5 62.4 11.5 18 $5.6B ($5.1B in 1Q25) Net Interest Income 0.65% (0.60% in 1Q25) Net Interest Margin Key Metrics 0.23% (0.22% in 1Q25) Allowance for Credit Losses / Total Loans Outstanding $117B ($108B in 1Q25) Required CET1 Capital

Mortgage Portfolio (UPB in $B) $3,115 $3,127 $3,141 $3,156 $3,158 49 49 50 50 50 Mortgage portfolio Average estimated guarantee fee rate (bps) 1Q25 2Q25 3Q25 4Q25 1Q26 Single-Family Highlights 4 $ Millions 1Q26 4Q25 Var ($) Var (%) 1Q25 Var ($) Var (%) Net revenues $5,175 $4,902 $273 6% $4,918 $257 5% (Provision) benefit for credit losses 311 210 101 48 (228) 539 NM Non-interest expense (1,780) (2,005) 225 11 (1,871) 91 5 Income tax expense (730) (609) (121) (20) (558) (172) (31) Net income $2,976 $2,498 $478 19% $2,261 $715 32% • Net revenues increased 5% year-over-year mainly driven by continued mortgage portfolio growth and growth in the mortgage-related investments portfolio • Non-interest expense decreased 5% year-over-year driven by a decrease in salaries and employee benefits and lower credit enhancement expense • Net income of $3.0 billion, up 32% year-over-year • Refinance activity of $43 billion accounted for 42% of 1Q26 new business activity New Business Activity (UPB in $B) $78 $94 $99 $118 $103 $62 $76 $81 $77 $60 $16 $18 $18 $41 $43 54 54 54 54 54 Home purchase Refinance Average estimated guarantee fee rate (bps) 1Q25 2Q25 3Q25 4Q25 1Q26

Weighted Average Original LTV Ratio 77% 77% 77% 76% 75% 1Q25 2Q25 3Q25 4Q25 1Q26 5 Weighted Average Original Credit Score 756 759 756 758 758 1Q25 2Q25 3Q25 4Q25 1Q26 Weighted Average Original DTI Ratio 39% 38% 38% 37% 37% 1Q25 2Q25 3Q25 4Q25 1Q26 Credit Characteristics of Single-Family New Business Activity

$ Millions 1Q26 4Q25 Var ($) Var (%) 1Q25 Var ($) Var (%) Net revenues $958 $862 $96 11% $934 $24 3% (Provision) benefit for credit losses 9 (262) 271 NM (52) 61 NM Non-interest expense (242) (253) 11 4 (217) (25) (12) Income tax expense (143) (68) (75) (110) (132) (11) (8) Net income $582 $279 $303 109% $533 $49 9 % Mortgage Portfolio (UPB in $B) $467 $466 $480 $496 $498 52 53 54 56 58 Mortgage portfolio Average guarantee fee rate charged (bps) 1Q25 2Q25 3Q25 4Q25 1Q26 Multifamily Highlights 6 • Net revenues up 3% year-over-year mainly driven by higher guarantee net interest income, partially offset by lower non- interest income, consistent with the business strategy shift toward fully guaranteed securitizations • Net income up 9% year-over-year • New business activity up 25% year-over-year due to a larger multifamily mortgage originations market New Business Activity (UPB in $B) $10 $12 $25 $29 $13 1Q25 2Q25 3Q25 4Q25 1Q26

Progress Towards Regulatory Capital Requirements ($B) $40 $57 $50 $60 $32 $44 ($41) CET1 minimum capital requirement Applicable buffer Additional Tier 1 & 2 Available capital (deficit) Growth in Net Worth ($B) $37 $48 $60 $70 $74 $90 $96 $107 $114 $117 Net worth Required CET1 capital December 31, 2022 December 31, 2023 December 31, 2024 December 31, 2025 March 31, 2026 7 Net Worth and Regulatory Capital $161B 1Q26 $117B Total CET1 Capital Requirement • Net worth of $74 billion at March 31, 2026, up 18% year-over-year • $161 billion of total capital required at March 31, 2026, including $60 billion of buffers 4Q22 $122B $90B Total CET1 Capital Requirement ($4) $ Billions 4Q22 1Q26 Net worth $37 $74 Less: Senior preferred stock $73 $73 Less: Regulatory capital position adjustments and deductions $5 $5 Adjusted total regulatory capital (deficit) ($41) ($4)

8 Forward-Looking Statements and Additional Information Forward-looking statements Freddie Mac's presentations may contain forward-looking statements pertaining to our conservatorship, our current expectations and objectives for its Single-Family and Multifamily segments, our efforts to assist the housing market, liquidity and capital management, and the effects of economic and market conditions and trends on our business, results of operations, and financial condition, including changes in house prices and house price forecasts, our market coverage, the effect of legislative and regulatory developments and new accounting guidance, the credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer (CRT) transactions, the impact of banking crises or failures, and the effects of wars, terrorist incidents, public policy and political developments, cybersecurity incidents, natural disasters or catastrophic events and actions taken in response thereto. Forward-looking statements involve known and unknown risks and uncertainties beyond our control. Our expectations necessarily involve assumptions, judgments, and estimates. Various factors could cause actual results to differ materially from these expectations, including changes in economic and market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, the executive branch, and Congress) and state and local governments, changes in the fiscal and monetary policies of the Federal Reserve, the impact of any downgrade in our credit ratings or those of the U.S. government, and the impacts of legislation or regulations and new or amended accounting guidance. We discuss these assumptions, judgments, estimates and factors in our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent SEC filings available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. We have no obligation to update forward-looking statements to reflect subsequent events or circumstances. Additional Information For more information, including information related to Freddie Mac’s financial results, conservatorship, and related matters, see the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, Annual Report on Form 10-K for 2025, and First Quarter 2026 Press Release and First Quarter 2026 Financial Supplement. These documents are available on the Investor Relations page of the company’s website at www.FreddieMac.com. Additional information about these matters and Freddie Mac and its business is also set forth in the company’s other filings with the SEC, which are available on the Investor Relations page of the company’s website at www.FreddieMac.com and the SEC’s website at www.sec.gov. Freddie Mac encourages all investors and interested members of the public to review these materials for a more complete understanding of the company’s financial results and related disclosures.